Exhibit 99.2

HRPT PROPERTIES TRUST

First Quarter 2006

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the
December 31, 2005 Consolidated Balance Sheet.

WARNING REGARDING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS AND IMPLICATIONS CONTAINED IN THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT FOR THE QUARTER ENDED MARCH 31, 2006 ARE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT BELIEFS AND EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. SUCH FACTORS INCLUDE, WITHOUT LIMITATION, CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION. FOR EXAMPLE, SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES; RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE; OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS; AND WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES. THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS MAY BE REQUIRED BY LAW, WE DO NOT INTEND TO IMPLY THAT WE WILL UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRPT, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States. The majority of our properties are commercial office buildings located in central business district, or CBD, and suburban areas of major metropolitan markets. At March 31, 2006, we also owned approximately 18 million square feet of leased industrial and commercial lands in Oahu, Hawaii. We have large concentrations of properties leased to the U.S. Government and medical related tenants. We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index and the S&P REIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rates, with strong credit quality tenants. We attempt to maintain an investment portfolio that is balanced between “security” and “growth”. The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii. The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe will generate higher rents and appreciate in value in the future because of their physical qualities and locations. Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains. We currently do not have any investments in joint venture or off balance sheet entities. We generally do not undertake speculative development, but we will sometimes do a build to suit project for an existing tenant.

Management:

HRPT is managed by Reit Management & Research LLC, or RMR. RMR was founded in 1986 to manage public investments in real estate. As of March 31, 2006, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including more than 980 properties located in 42 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has over 400 employees in its headquarters and regional offices located throughout the country. In addition to managing HRPT, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties, and four mutual funds which invest in unaffiliated real estate companies. The public companies managed by RMR had combined total market capitalization of approximately $12.0 billion as of March 31, 2006. We believe that being managed by RMR is a competitive advantage for HRPT because RMR provides HRPT with a depth and quality of management and experience which may be unequaled in the real estate industry. We also believe RMR is able to provide management services to HRPT at costs that are lower than HRPT would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street
Newton, MA  02458
(t)  (617) 332-3990
(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP
Preferred Stock Series B — HRP-B
Preferred Stock Series C — HRP-C

Senior Unsecured Debt Ratings:

Moody’s — Baa2
Standard & Poor’s — BBB

Portfolio Data (as of 3/31/06) (1):

Total properties	474
Total sq. ft. (000s)	56,835
Percent leased	93.4%

Portfolio Concentration by Sq. Ft. (as of 3/31/06) (1):

	Office	Industrial	Total
CBD	19.9%	0.3%	20.2%
Suburban	38.1%	41.7%	79.8%
Total	58.0%	42.0%	100.0%

Portfolio Concentration by NOI (Q1 2006) (1) (2):

	Office	Industrial	Total
CBD	33.8%	0.2%	34.0%
Suburban	49.6%	16.4%	66.0%
Total	83.4%	16.6%	100.0%

Portfolio Concentration by Major Market (1):

	3/31/06	Q1 2006
	Sq. Ft.	NOI (2)
Metro Philadelphia, PA	9.6%	14.3%
Metro Washington, DC	4.7%	10.6%
Oahu, HI	31.6%	9.7%
Metro Boston, MA	4.8%	8.5%
Southern California	2.5%	7.1%
Metro Atlanta, GA	3.7%	4.7%
Metro Austin, TX	4.9%	4.4%
Other Markets	38.2%	40.7%
Total	100.0%	100.0%

(1)             Excludes properties classified in discontinued operations.

(2)             We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Gerard M. Martin
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

Tjarda Clagett
Independent Trustee

Senior Management

John A. Mannix	Adam D. Portnoy
President and Chief Operating Officer	Executive Vice President

John C. Popeo	Jennifer B. Clark
Treasurer, Chief Financial Officer and Secretary	Senior Vice President

David M. Lepore
Senior Vice President

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@reitmr.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(email) info@hrpreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8149 or tbonang@reitmr.com.

RESEARCH COVERAGE

Equity Research Coverage

A.G. Edwards & Sons	Raymond James
David Aubuchon	Paul Puryear
(314) 955-5452	(727) 573-3800

Cantor Fitzgerald	Smith Barney Citigroup
Philip Martin	Jordan Sadler
(312) 469-7485	(212) 816-0438

Ferris, Baker Watts	Stifel, Nicolaus
Charles Place	John Guinee
(410) 659-4657	(410) 454-5520

Merrill Lynch	Wachovia Securities
Steve Sakwa	Stephen Swett
(212) 449-0335	(212) 214-5050

Debt Research Coverage

Banc of America Securities	Credit Suisse First Boston
Chris Brown	Matthew Lynch
(704) 386-2524	(212) 325-6456

Bear Stearns & Company	Merrill Lynch
Susan Berliner	John Forrey
(212) 272-3824	(212) 449-1812

Citigroup	Wachovia Securities
Thomas Cook	Dan Sullivan
(212) 723-1112	(703) 383-6441

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Lori Halpern	Linda Phelps
(212) 553-1098	(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management. HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Shares Outstanding:
Common shares outstanding (at end of period)	209,861	209,861	209,861	199,821	199,817
Preferred shares outstanding (at end of period)	18,000	20,000	20,000	20,000	20,000
Weighted average common shares and units outstanding - basic and diluted (1)	209,861	209,861	201,459	199,819	179,817

Common Share Data:
Price at end of period	$11.74	$10.35	$12.41	$12.43	$11.91
High during period	$12.09	$12.51	$13.25	$12.60	$13.20
Low during period	$10.30	$10.18	$11.75	$11.35	$10.95
Annualized dividends paid per share	$0.84	$0.84	$0.84	$0.84	$0.84
Annualized dividend yield (at end of period)	7.2%	8.1%	6.8%	6.8%	7.1%

Market Capitalization:
Total debt (book value)	$2,513,246	$2,520,156	$2,333,543	$2,310,524	$2,157,568
Plus: market value of preferred shares (at end of period)	467,940	514,240	523,880	533,600	530,280
Plus: market value of common shares (at end of period)	2,463,768	2,172,061	2,604,375	2,483,775	2,379,820
Total market capitalization	$5,444,954	$5,206,457	$5,461,798	$5,327,899	$5,067,668
Total debt / total market capitalization	46.2%	48.4%	42.7%	43.4%	42.6%

Book Capitalization:
Total debt	$2,513,246	$2,520,156	$2,333,543	$2,310,524	$2,157,568
Plus: total stockholders’ equity	2,683,827	2,645,486	2,657,350	2,547,047	2,549,709
Total book capitalization	$5,197,073	$5,165,642	$4,990,893	$4,857,571	$4,707,277
Total debt / total book capitalization	48.4%	48.8%	46.8%	47.6%	45.8%

Selected Balance Sheet Data:
Total assets	$5,355,189	$5,327,167	$5,154,048	$5,012,423	$4,823,683
Total liabilities	$2,671,362	$2,681,681	$2,496,698	$2,465,376	$2,273,974
Gross book value of real estate assets (2)	$5,615,904	$5,398,394	$5,210,972	$5,052,720	$4,831,691
Equity investments in former subsidiaries (book value)	$—	$194,297	$205,498	$207,655	$205,547
Total debt / gross book value of real estate plus equity investments in former subsidiaries (2)	44.8%	45.1%	43.1%	43.9%	42.8%

Selected Income Statement Data (3):
Rental income	$189,559	$186,066	$183,372	$174,289	$167,031
EBITDA (4)	$119,562	$114,683	$115,921	$112,613	$105,939
Property net operating income (NOI) (5)	$117,756	$112,328	$114,005	$110,369	$103,748
NOI margin (6)	62.1%	60.4%	62.2%	63.3%	62.1%
Net income	$149,835	$43,706	$38,297	$50,746	$32,235
Preferred distributions	$(11,508)	$(11,500)	$(11,500)	$(11,500)	$(11,500)
Excess redemption price paid over carrying value of preferred shares	$(6,914)	$—	$—	$—	$—
Net income available for common shareholders	$131,413	$32,206	$26,797	$39,246	$20,735
Funds from operations (FFO) (7)	$76,248	$74,055	$76,438	$76,338	$68,243
FFO available for common shareholders (7)	$64,740	$62,555	$64,938	$64,838	$56,743
Common distributions paid	$44,071	$44,070	$41,963	$41,961	$37,237

Per Share Data:
Net income available for common shareholders	$0.63	$0.15	$0.13	$0.20	$0.12
FFO available for common shareholders (7)	$0.31	$0.30	$0.32	$0.32	$0.32
Common distributions paid	$0.21	$0.21	$0.21	$0.21	$0.21
FFO payout ratio	67.7%	70.0%	65.6%	65.6%	65.6%

Coverage Ratios:
EBITDA (4) / interest expense	2.9x	3.0x	3.3x	3.2x	3.0x
EBITDA (4) / interest expense and preferred distributions	2.3x	2.3x	2.5x	2.4x	2.2x

(1)             HRPT has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)             Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment write-downs, if any.

(3)             Results as of and for the three months ended 3/31/2006 exclude properties classified in discontinued operations, if any; prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified to discontinued operations in the current period.

(4)             See page 13 for calculation of EBITDA.

(5)             Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)             NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(7)             See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of March 31, 2006	As of December 31, 2005
		(audited)
ASSETS
Real estate properties:
Land	$1,101,349	$1,080,563
Buildings and improvements	4,333,819	4,144,011
	5,435,168	5,224,574
Accumulated depreciation	(579,090)	(548,460)
	4,856,078	4,676,114
Properties held for sale	10,726	10,779
Acquired real estate leases	177,279	161,787
Equity investments in former subsidiaries	—	194,297
Cash and cash equivalents	35,587	19,445
Restricted cash	13,316	18,348

Rents receivable, net of allowance for doubtful accounts of $3,910 and $3,767, respectively	158,022	145,385
Other assets, net	104,181	101,012
Total assets	$5,355,189	$5,327,167

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$193,000	$256,000
Senior unsecured debt, net	1,940,287	1,889,991
Mortgage notes payable, net	379,959	374,165
Accounts payable and accrued expenses	67,078	80,125
Acquired real estate lease obligations	43,711	38,987
Rent collected in advance	23,114	17,858
Security deposits	14,577	13,679
Due to affiliates	9,636	10,876
Total liabilities	2,671,362	2,681,681

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series A preferred shares; 9 7/8% cumulative redeemable at par on February 22, 2006; zero and 8,000,000 shares issued and outstanding, respectively, aggregate liquidation preference $200,000	—	193,086
Series B preferred shares; 8 3/4% cumulative redeemable at par on September 12, 2007; 12,000,000 shares issued and outstanding, aggregate liquidation preference $300,000	289,849	289,849
Series C preferred shares; 7 1/8% cumulative redeemable at par on February 15, 2011; 6,000,000 and zero shares issued and outstanding, respectively, aggregate liquidation preference $150,000	145,015	—
Common shares of beneficial interest, $0.01 par value:
250,000,000 shares authorized; 209,860,625 shares issued and outstanding	2,099	2,099
Additional paid in capital	2,772,245	2,779,159
Cumulative net income	1,602,609	1,452,774
Cumulative common distributions	(1,938,889)	(1,894,818)
Cumulative preferred distributions	(189,101)	(176,663)
Total shareholders’ equity	2,683,827	2,645,486
Total liabilities and shareholders’ equity	$5,355,189	$5,327,167

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

CONSOLIDATED STATEMENTS OF INCOME

 (amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2006	3/31/2005
Rental income (1)	$189,559	$166,554

Expenses:
Operating expenses	71,803	63,107
Depreciation and amortization	37,666	32,511
General and administrative	7,873	6,875
Total expenses	117,342	102,493

Operating income	72,217	64,061

Interest income	1,235	180

Interest expense (including amortization of note discounts and premiums and deferred financing fees of $1,138 and $665, respectively)	(41,294)	(35,607)
Loss on early extinguishment of debt	(1,659)	—
Equity in earnings of equity investments (2)	3,136	3,394
Gain on sale of shares of equity investments (2)	116,287	—
Income from continuing operations	149,922	32,028
(Loss) income from discontinued operations	(87)	207
Net income	149,835	32,235
Preferred distributions	(11,508)	(11,500)
Excess redemption price paid over carrying value of preferred shares (3)	(6,914)	—
Net income available for common shareholders	$131,413	$20,735

Weighted average common shares outstanding	209,861	179,817

Basic and diluted earnings per common share:
Income from continuing operations	$0.63	$0.11
(Loss) income from discontinued operations	$—	$—
Net income available for common shareholders	$0.63	$0.12

Additional Data:
General and administrative expenses / rental income	4.15%	4.13%
General and administrative expenses / total assets (at end of period)	0.15%	0.14%

Non cash straight line rent adjustments (FAS 13) (1)	$4,827	$6,537
Lease value amortization (FAS 141) (1)	$(3,189)	$(1,667)
Lease termination fees included in rental income	$249	$150
Capitalized interest expense	$—	$—

(1)             We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)             We account for our common share investments in Senior Housing Properties Trust, or Senior Housing, and Hospitality Properties Trust, or Hospitality Properties, using the equity method of accounting. In March 2006, we sold all of our Senior Housing common shares for gains of $39,066, and all of our Hospitality Properties shares for gains of $77,221.

(3)             In March 2006, we redeemed all our 8 million series A preferred shares for their liquidation preference of $25/share plus accrued and unpaid distributions through the date of redemption.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended
	3/31/2006	3/31/2005
Cash flows from operating activities:
Net income	$149,835	$32,235
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	30,703	27,186
Amortization of note discounts and premiums and deferred financing fees	1,138	665
Amortization of acquired real estate leases	7,675	5,197
Other amortization	2,562	2,005
Loss on early extinguishment of debt	1,659	—
Equity in earnings of equity investments	(3,136)	(3,394)
Gain on sale of shares of equity investments	(116,287)	—
Distributions of earnings from equity investments	3,136	3,394
Change in assets and liabilities:
Decrease in restricted cash	5,032	2,419
Increase in rents receivable and other assets	(19,547)	(29,460)
Decrease in accounts payable and accrued expenses	(13,047)	(24,222)
Increase in rent collected in advance	5,256	677
Increase in security deposits	898	113
Decrease in due to affiliates	(1,240)	(9,852)
Cash provided by operating activities	54,637	6,963

Cash flows from investing activities:
Real estate acquisitions and improvements	(221,525)	(17,177)
Distributions in excess of earnings from equity investments	2,251	2,257
Proceeds from sale of equity investments	308,333	—
Cash provided by (used for) investing activities	89,059	(14,920)

Cash flows from financing activities:
Proceeds from issuance of preferred shares, net	145,015	—
Redemption of preferred shares	(200,000)	—
Proceeds from issuance of common shares, net	—	259,017
Proceeds from borrowings	851,000	180,000
Payments on borrowings	(865,716)	(377,136)
Deferred financing fees	(1,344)	(4,813)
Distributions to common shareholders	(44,071)	(37,237)
Distributions to preferred shareholders	(12,438)	(11,500)
Cash (used for) provided by financing activities	(127,554)	8,331

Increase in cash and cash equivalents	16,142	374
Cash and cash equivalents at beginning of period	19,445	21,961
Cash and cash equivalents at end of period	$35,587	$22,335

Supplemental cash flow information:
Interest paid	$48,200	$50,797

Non-cash investing activities:
Real estate acquisitions	$(7,532)	$—

Non-cash financing activities:
Assumption of mortgage notes payable	$7,532	$—

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

CALCULATION OF EBITDA

(dollars in thousands)

	For the Three Months Ended
	3/31/2006	3/31/2005

Net income	$149,835	$32,235
Plus: interest expense	41,294	35,607
Plus: income taxes	—	—
Plus: depreciation and amortization	37,751	32,721
Plus: loss on early extinguishment of debt	1,659	—
Less: gain on sale of equity investments	(116,287)	—
Less: equity in earnings of equity investments	(3,136)	(3,394)
Plus: EBITDA from equity investments	8,446	8,770
EBITDA	$119,562	$105,939

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments and gains on sales of properties, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments. We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(dollars in thousands)

	For the Three Months Ended
	3/31/2006	3/31/2005
Calculation of NOI (1):
Rental income	$189,559	$166,554
Operating expenses	71,803	63,107
Property net operating income (NOI)	$117,756	$103,447

Reconciliation of NOI to Net Income Available for Common Shareholders:

Property net operating income	$117,756	$103,447
Depreciation and amortization	37,666	32,511
General and administrative	7,873	6,875
Operating income	72,217	64,061

Interest income	1,235	180
Interest expense	(41,294)	(35,607)
Loss on early extinguishment of debt	(1,659)	—
Equity in earnings of equity investments	3,136	3,394
Gain on sale of equity investments	116,287	—
Income from continuing operations	149,922	32,028

(Loss) income from discontinued operations	(87)	207
Net income	149,835	32,235

Preferred distributions	(11,508)	(11,500)
Excess of liquidation preference over carrying value of preferred shares	(6,914)	—
Net income available for common shareholders	$131,413	$20,735

(1)             Excludes properties classified in discontinued operations.

We compute NOI as shown above. We consider NOI to be an appropriate supplemental measure to net income available for common shareholders because it helps both investors and management to understand the operations of our properties. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level. Our management also uses NOI to evaluate individual, regional and company-wide property level performance. NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to a property’s results of operations. NOI does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2006	3/31/2005
Net income	$149,835	$32,235
Plus: depreciation and amortization	37,751	32,721
Loss on early extinguishment of debt:
Add: amount included in expenses	1,659	—
Less: portion settled in cash	—	—
Less: gain on sale of equity investments	(116,287)	—
Less: equity in earnings of equity investments	(3,136)	(3,394)
Plus: FFO from equity investments	6,426	6,681
FFO	76,248	68,243
Less: preferred distributions	(11,508)	(11,500)
FFO available for common shareholders	$64,740	$56,743

Weighted average shares outstanding	209,861	179,817

FFO available for common shareholders per share	$0.31	$0.32

We compute FFO and FFO available for common shareholders as shown above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash. We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2006	3/31/2005
Number of Properties:
Office	337	273
Industrial	137	94
Total	474	367

CBD	50	49
Suburban	424	318
Total	474	367

Square Feet (2):
Office	33,002	28,225
Industrial	23,833	15,588
Total	56,835	43,813

CBD	11,485	10,856
Suburban	45,350	32,957
Total	56,835	43,813

Percent Leased (3):
Office	91.6%	92.2%
Industrial	96.0%	97.0%
Total	93.4%	93.9%

CBD	92.3%	94.1%
Suburban	93.7%	93.8%
Total	93.4%	93.9%

Rental Income (4):
Office	$162,716	$142,003
Industrial	26,843	24,551
Total	$189,559	$166,554

CBD	$71,380	$66,200
Suburban	118,179	100,354
Total	$189,559	$166,554

Property Net Operating Income (NOI) (5):
Office	$98,173	$86,778
Industrial	19,583	16,669
Total	$117,756	$103,447

CBD	$40,029	$37,966
Suburban	77,727	65,481
Total	$117,756	$103,447

NOI Margin (6):
Office	60.3%	61.1%
Industrial	73.0%	67.9%
Total	62.1%	62.1%

CBD	56.1%	57.4%
Suburban	65.8%	65.3%
Total	62.1%	62.1%

(1)             Excludes properties classified in discontinued operations.

(2)             Prior periods exclude space remeasurements made during the current period.

(3)             Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)             Includes some triple net lease rental income.

(5)             Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)             NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2006	3/31/2005
Number of Properties:
Metro Philadelphia, PA	21	21
Metro Washington, DC	20	20
Oahu, HI	55	12
Metro Boston, MA	36	36
Southern California	24	24
Metro Atlanta, GA	41	32
Metro Austin, TX	26	26
Other markets	251	196
Total	474	367

Square Feet (2):
Metro Philadelphia, PA	5,447	5,452
Metro Washington, DC	2,645	2,644
Oahu, HI	17,943	9,699
Metro Boston, MA	2,737	2,742
Southern California	1,444	1,444
Metro Atlanta, GA	2,128	1,777
Metro Austin, TX	2,806	2,806
Other markets	21,685	17,249
Total	56,835	43,813

Percent Leased (3):
Metro Philadelphia, PA	91.5%	93.8%
Metro Washington, DC	95.4%	95.2%
Oahu, HI	97.0%	99.4%
Metro Boston, MA	96.8%	95.5%
Southern California	97.7%	96.3%
Metro Atlanta, GA	87.4%	91.3%
Metro Austin, TX	90.8%	84.6%
Other markets	90.9%	91.9%
Total	93.4%	93.9%

Rental Income (4):
Metro Philadelphia, PA	$31,862	$30,957
Metro Washington, DC	19,714	18,589
Oahu, HI	14,092	10,921
Metro Boston, MA	15,032	14,049
Southern California	11,925	11,522
Metro Atlanta, GA	8,836	7,954
Metro Austin, TX	10,091	9,724
Other markets	78,007	62,838
Total	$189,559	$166,554

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$16,855	$16,242
Metro Washington, DC	12,468	12,340
Oahu, HI	11,372	8,700
Metro Boston, MA	9,972	9,474
Southern California	8,389	7,860
Metro Atlanta, GA	5,556	5,170
Metro Austin, TX	5,141	4,759
Other markets	48,003	38,902
Total	$117,756	$103,447

NOI Margin (6):
Metro Philadelphia, PA	52.9%	52.5%
Metro Washington, DC	63.2%	66.4%
Oahu, HI	80.7%	79.7%
Metro Boston, MA	66.3%	67.4%
Southern California	70.3%	68.2%
Metro Atlanta, GA	62.9%	65.0%
Metro Austin, TX	50.9%	48.9%
Other markets	61.5%	61.9%
Total	62.1%	62.1%

(1)             Excludes properties classified in discontinued operations.

(2)             Prior periods exclude space remeasurements made during the current period.

(3)             Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)             Includes some triple net lease rental income.

(5)             Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)             NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
 Supplemental Operating and Financial Data
 March 31, 2006

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2006	3/31/2005
Office:
Properties	273	273
Total sq. ft.	28,227	28,227
Percent leased (2)	92.0%	92.2%
Rental income (3)	$146,959	$142,001
Property Net operating income (NOI) (4)	$88,503	$86,778
NOI % growth	2.0%

Industrial:
Properties	94	94
Total sq. ft.	15,531	15,531
Percent leased (2)	97.0%	97.3%
Rental income (3)	$24,141	$24,551
Property Net operating income (NOI) (4)	$17,349	$16,668
NOI % growth	4.1%

CBD:
Properties	49	49
Total sq. ft.	10,855	10,855
Percent leased (2)	92.0%	94.2%
Rental income (3)	$68,194	$66,201
Property Net operating income (NOI) (4)	$38,095	$37,965
NOI % growth	0.3%

Suburban:
Properties	318	318
Total sq. ft.	32,903	32,903
Percent leased (2)	94.3%	93.9%
Rental income (3)	$102,906	$100,351
Property Net operating income (NOI) (4)	$67,757	$65,481
NOI % growth	3.5%

Total:
Properties	367	367
Total sq. ft.	43,758	43,758
Percent leased (2)	93.7%	94.0%
Rental income (3)	$171,100	$166,552
Property Net operating income (NOI) (4)	$105,852	$103,446
NOI % growth	2.3%

(1)             Based on properties owned continuously since 1/1/2005 and excludes properties classified in discontinued operations.

(2)             Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)             Includes some triple net lease rental income.

(4)             Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust
 Supplemental Operating and Financial Data
 March 31, 2006

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2006	3/31/2005
Metro Philadelphia, PA:
Properties	21	21
Total sq. ft.	5,447	5,447
Percent leased (2)	91.5%	93.8%
Rental income (3)	$31,862	$30,957
Property net operating income (NOI) (4)	$16,855	$16,242
NOI % growth	3.8%

Metro Washington, D.C.:
Properties	20	20
Total sq. ft.	2,645	2,645
Percent leased (2)	95.4%	95.2%
Rental income (3)	$19,714	$18,589
Property net operating income (NOI) (4)	$12,468	$12,340
NOI % growth	1.0%

Oahu, HI:
Properties	12	12
Total sq. ft.	9,641	9,641
Percent leased (2)	99.4%	99.4%
Rental income (3)	$11,390	$10,921
Property net operating income (NOI) (4)	$9,138	$8,700
NOI % growth	5.0%

Metro Boston, MA:
Properties	36	36
Total sq. ft.	2,737	2,737
Percent leased (2)	96.8%	95.6%
Rental income (3)	$15,032	$14,049
Property net operating income (NOI) (4)	$9,972	$9,474
NOI % growth	5.3%

Southern California:
Properties	24	24
Total sq. ft.	1,444	1,444
Percent leased (2)	97.7%	96.3%
Rental income (3)	$11,925	$11,522
Property net operating income (NOI) (4)	$8,389	$7,860
NOI % growth	6.7%

Metro Atlanta, GA:
Properties	32	32
Total sq. ft.	1,787	1,787
Percent leased (2)	90.0%	90.8%
Rental income (3)	$7,910	$7,954
Property net operating income (NOI) (4)	$5,010	$5,170
NOI % growth	-3.1%

Metro Austin, TX:
Properties	26	26
Total sq. ft.	2,806	2,806
Percent leased (2)	90.8%	84.6%
Rental income (3)	$10,091	$9,724
Property net operating income (NOI) (4)	$5,141	$4,759
NOI % growth	8.0%

Other Markets:
Properties	196	196
Total sq. ft.	17,251	17,251
Percent leased (2)	91.0%	91.9%
Rental income (3)	$63,176	$62,836
Property net operating income (NOI) (4)	$38,879	$38,901
NOI % growth	-0.1%

Total:
Properties	367	367
Total sq. ft.	43,758	43,758
Percent leased (2)	93.7%	94.0%
Rental income (3)	$171,100	$166,552
Property net operating income (NOI) (4)	$105,852	$103,446
NOI % growth	2.3%

(1)             Based on properties owned continuously since 1/1/2005 and excludes properties classified in discontinued operations.

(2)             Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)             Includes some triple net lease rental income.

(4)             Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
Supplemental Operating and Financial Data
 March 31, 2006

SUMMARY OF EQUITY INVESTMENTS IN FORMER SUBSIDIARIES

(dollars in thousands)

	3/31/2006 (1)	12/31/2005 (2)	9/30/2005	6/30/2005	3/31/2005
Common shares owned by HRP:
Hospitality Properties Trust	—	4,000,000	4,000,000	4,000,000	4,000,000
Senior Housing Properties Trust	—	7,710,738	8,660,738	8,660,738	8,660,738

Percent owned by HRP:
Hospitality Properties Trust	—%	5.6%	5.6%	5.6%	6.0%
Senior Housing Properties Trust	—%	10.7%	12.6%	12.6%	12.6%

Percent of HRP’s total assets (book value):
Hospitality Properties Trust	—%	1.9%	1.9%	2.0%	2.0%
Senior Housing Properties Trust	—%	1.8%	2.1%	2.1%	2.3%
Total	—%	3.7%	4.0%	4.1%	4.3%

Carrying book value on HRP’s balance sheet:
Hospitality Properties Trust	$—	$99,345	$99,719	$100,875	$97,829
Senior Housing Properties Trust	—	94,952	105,779	106,780	107,718
Total	$—	$194,297	$205,498	$207,655	$205,547

Market value of shares owned by HRP:
Hospitality Properties Trust	$—	$160,400	$171,440	$176,280	$161,520
Senior Housing Properties Trust	—	130,389	164,554	163,775	144,461
Total	$—	$290,789	$335,994	$340,055	$305,981

	For the Three Months Ended
	3/31/2006 (1)	3/31/2005
Equity in earnings of equity investments:
Hospitality Properties Trust	$1,624	$1,573
Senior Housing Properties Trust	1,512	1,821
	$3,136	$3,394

EBITDA from equity investments:
Hospitality Properties Trust	$4,774	$4,146
Senior Housing Properties Trust	3,672	4,624
	$8,446	$8,770

FFO from equity investments:
Hospitality Properties Trust	$3,703	$3,414
Senior Housing Properties Trust	2,723	3,267
	$6,426	$6,681

Cash distributions from equity investments:
Hospitality Properties Trust	$2,920	$2,880
Senior Housing Properties Trust	2,467	2,771
	$5,387	$5,651

(1)             In March 2006, we sold all 4,000,000 shares of Hospitality Properties Trust in an underwritten public offering for $179,000 ($175,269 net of commissions and other expenses) and we recognized a gain of $77,221, and we sold all 7,710,738 shares of Senior Housing Properties Trust in an underwritten public offering for $135,709 ($133,064 net of commissions and other expenses) and we recognized a gain of $39,066.

(2)             In December 2005, we sold 950,000 shares of Senior Housing Properties Trust in an underwritten public offering for $17,955 ($16,976 net of commissions and other expenses) and we recognized a gain of $5,522.

HRPT Properties Trust
 Supplemental Operating and Financial Data
 March 31, 2006

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity
Secured Fixed Rate Debt:

Secured debt Six properties in Minneapolis, MN	7.020%	7.020%	$16,245		2/1/2008	$15,724	1.8
Secured debt Two properties in Richland, WA	8.000%	8.000%	5,114		11/15/2008	1,004	2.6
Secured debt One property in Buffalo, NY	5.170%	5.170%	4,255		1/1/2009	134	2.8
Secured debt See note (2)	6.814%	7.842%	245,059		1/31/2011	225,547	4.8
Secured debt One property in Bannockburn, IL	8.050%	5.240%	25,433		6/1/2012	22,719	6.2
Secured debt Two properties in Rochester, NY	6.000%	6.000%	5,438		10/11/2012	4,507	6.5
Secured debt One property in Syracuse, NY	7.310%	6.030%	4,624		1/1/2022	—	15.8
Secured debt One property in Syracuse, NY	7.850%	6.030%	2,246		1/1/2022	—	15.8
Secured debt 23 properties in Atlanta, GA (3)	8.500%	5.070%	29,298		4/11/2028	4,937	22.0
Secured debt One property in Philadelphia, PA (4)	6.794%	7.383%	42,522		1/1/2029	2,478	22.8
Total / weighted average secured fixed rate debt	7.031%	7.281%	$380,234			$277,050	8.3

Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 65 bps) (5)	5.210%	5.210%	$193,000		4/28/2009	$193,000	3.1
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (6)	5.520%	5.520%	400,000		3/16/2011	400,000	5.0
Total / weighted average unsecured floating rate debt	5.419%	5.419%	$593,000			$593,000	4.3

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	4.3
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	4.5
Senior notes due 2012	6.950%	7.179%	200,000		4/1/2012	200,000	6.0
Senior notes due 2013	6.500%	6.693%	200,000		1/15/2013	200,000	6.8
Senior notes due 2014	5.750%	5.828%	250,000		2/15/2014	250,000	7.9
Senior notes due 2015	6.400%	6.601%	200,000		2/15/2015	200,000	8.9
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	9.6
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	10.4
Total / weighted average unsecured fixed rate debt	6.312%	6.473%	$1,550,000			$1,550,000	8.4
Total / weighted average unsecured debt	6.065%	6.181%	$2,143,000			$2,143,000	7.3

Total / weighted average secured fixed rate debt	7.031%	7.281%	$380,234			$277,050	8.3
Total / weighted average unsecured floating rate debt	5.419%	5.419%	593,000			593,000	4.3
Total / weighted average unsecured fixed rate debt	6.312%	6.473%	1,550,000			1,550,000	8.4
Total / weighted average debt	6.211%	6.347%	$2,523,234	(7)		$2,420,050	7.5

(1)             Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)             Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

(3)             The loan becomes prepayable on 1/11/2008. On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2008.

(4)             The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.

(5)             Interest rate is weighted average based on amounts outstanding during 2006. Interest rate on amounts outstanding at 3/31/06, is 5.3%.

(6)             These senior notes become prepayable, at par, on September 16, 2006.

(7)             Total debt as of 3/31/2006, net of unamortized premiums and discounts, equals $2,513,246.

HRPT Properties Trust
 Supplemental Operating and Financial Data
March 31, 2006

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
Year	Secured Fixed Rate Debt	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Total (1)	Weighted Average Interest Rate
2006	$6,745	$—	$—	$6,745	7.0%
2007	9,168	—	—	9,168	6.9%
2008	25,261	—	—	25,261	7.0%
2009	6,699	193,000	—	199,699	5.3%
2010	7,047	—	50,000	57,047	8.6%
2011	228,568	400,000	—	628,568	6.0%
2012	29,692	—	200,000	229,692	7.0%
2013	2,288	—	200,000	202,288	6.5%
2014	2,466	—	250,000	252,466	5.8%
2015	2,658	—	450,000	452,658	6.0%
2016 and thereafter	59,642	—	400,000	459,642	6.4%
Total	$380,234	$593,000	$1,550,000	$2,523,234	6.2%
Percent	15.1%	23.5%	61.4%	100.0%

(1)  Total debt as of 3/31/2006, net of unamortized premiums and discounts, equals $2,513,246.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Leverage Ratios:
Total debt / total assets	46.9%	47.3%	45.3%	46.1%	44.7%
Total debt / gross book value of real estate assets(1)	44.8%	46.7%	44.8%	45.7%	44.7%
Total debt / gross book value of real estate assets plus equity investments in former subsidiaries(1)	44.8%	45.1%	43.1%	43.9%	42.8%
Total debt / total market capitalization	46.2%	48.4%	42.7%	43.4%	42.6%
Total debt / total book capitalization	48.4%	48.8%	46.8%	47.6%	45.8%
Secured debt / total assets	7.1%	7.0%	6.7%	8.7%	9.1%
Variable rate debt / total debt	23.6%	24.0%	29.8%	25.4%	19.9%
Variable rate debt / total assets	11.1%	11.4%	13.5%	11.7%	8.9%

Coverage Ratios:
EBITDA / interest expense	2.9x	3.0x	3.3x	3.2x	3.0	x
EBITDA / interet expense + preferred distributions	2.3x	2.3x	2.5x	2.4x	2.2	x

Public Debt Covenants (2):
Debt / adjusted total assets (maximum 60%)	43.6%	44.1%	42.2%	43.1%	41.9%
Secured debt / adjusted total assets (maximum 40%)	6.6%	6.6%	6.3%	8.1%	8.5%
Consolidated income available for debt service /debt service (minimum 1.5x)	3.0x	3.0x	3.2x	3.1x	3.2	x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	229.6%	226.5%	239.0%	233.0%	242.2%

(1)             Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment write-downs, if any.

(2)             Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Tenant improvements (TI)	$15,168	$23,436	$27,829	$21,315	$11,657
Leasing costs (LC)	5,050	7,124	4,617	7,588	3,090
Total TI and LC	20,218	30,560	32,446	28,903	14,747
Recurring building improvements (1)	5,615	8,986	7,044	1,821	4,984
Development, redevelopment and other activities (2)	2,687	3,458	4,674	5,396	536
Total capital improvements, including TI and LC	$28,520	$43,004	$44,164	$36,120	$20,267

Sq. ft. beginning of period	55,035	54,132	52,792	44,151	44,154
Sq. ft. end of period	56,835	55,035	54,132	52,792	44,151
Average sq. ft. during period	55,935	54,584	53,462	48,472	44,153

Recurring building improvements per average sq. ft. during period	$0.10	$0.16	$0.13	$0.04	$0.11

(1)             Building improvements generally include recurring expenditures that are necessary to maintain the value of our properties.

(2)             Development, redevelopment and other activities generally include non-recurring expenditures that increase the value of our properties.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

2006 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

Date Acquired	Location	Office/ Industrial	Number of Properties	Sq. Ft.	Purchase Price (1)	Purchase Price (1)/ Sq. Ft.	Cap Rate (2)	Weighted Average Remaining Lease Term (3)	Percent Leased (4)	Major Tenant
Jan-06	Liverpool and Rochester, NY	Office	12	459	$51,600	$112.42	9.6%	3.5	92.5%	Element K Press, LLC
Mar-06	Dewitt, Fairport, Liverpool, Pittsford, Sherburne and Syracuse, NY	Office	23	1,368	150,000	109.65	8.8%	6.4	87.8%	Manning and Napier Advisors, Inc.
	Total / weighted average		35	1,827	$201,600	$110.34	9.0%	5.8	88.9%

Dispositions:

Date		Office/	Number of		Sale	Original Purchase	Sale Price(1)/	Original Purchase Price(1)/	Sale Price Multiple of Original Purchase	Book Gain
Sold	Location	Industrial	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale

There were no dispositions during the three months ended March 31, 2006.

(1)             Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)             Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price.

(3)             Average remaining lease term based on rental income as of the date acquired.

(4)             Percent leased as of the date acquired.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

FINANCING ACTIVITIES

(amounts in thousands)

	For the Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

Debt Transactions (1):
New debt raised	$400,000	$250,000	$—	$—	$—
New debt assumed as part of acquisitions	7,532	29,274	—	—	—
Total new debt	407,532	279,274	—	—	—

Debt retired	(350,000)	—	(84,913)	—	(100,000)
Net debt	$57,532	$279,274	$(84,913)	$—	$(100,000)

Equity Transactions:
New common shares issued	—	—	10,000	—	22,500
New common equity raised, net	$—	$—	$124,957	$—	$259,017

New preferred shares issued	6,000	—	—	—	—
New preferred equity raised, net	145,015	—	—	—	—
Total new equity	$145,015	$—	$124,957	$—	$259,017

Preferred equity retired	(200,000)	—	—	—	—
Net equity	$(54,985)	$—	$124,957	$—	$259,017

(1) Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro Philadelphia, PA	Metro Washington, DC	Oahu, HI	Metro Boston, MA	Southern California	Metro Atlanta, GA	Metro Austin, TX	Other Markets	Total
Square Feet (1):

Office	5,447	2,645	—	2,737	1,444	2,128	1,490	17,111	33,002
Industrial	—	—	17,943	—	—	—	1,316	4,574	23,833
Total	5,447	2,645	17,943	2,737	1,444	2,128	2,806	21,685	56,835

CBD	4,596	892	158	523	331	—	185	4,800	11,485
Suburban	851	1,753	17,785	2,214	1,113	2,128	2,621	16,885	45,350
Total	5,447	2,645	17,943	2,737	1,444	2,128	2,806	21,685	56,835

U.S. Government and other government tenants (2)	11	1,372	—	211	509	668	15	2,695	5,481
Medical related tenants (2)	1,000	350	—	1,014	632	148	392	2,583	6,119
Land leases (2)	—	—	17,397	—	—	—	—	—	17,397
Other investment grade tenants (2)(3)	1,802	105	—	882	35	188	385	5,807	9,204
Other tenants (2)	2,172	697	7	544	235	856	1,756	8,635	14,902
Vacant	462	121	539	86	33	268	258	1,965	3,732
Total	5,447	2,645	17,943	2,737	1,444	2,128	2,806	21,685	56,835

Percent by Major Market:
Office	17%	8%	0%	8%	4%	6%	5%	52%	100%
Industrial	0%	0%	75%	0%	0%	0%	6%	19%	100%
Total	9%	5%	31%	5%	3%	4%	5%	38%	100%

CBD	40%	8%	1%	4%	3%	0%	2%	42%	100%
Suburban	2%	4%	39%	5%	2%	5%	6%	37%	100%
Total	9%	5%	31%	5%	3%	4%	5%	38%	100%

U.S. Government and other government tenants	0%	25%	0%	4%	9%	12%	0%	50%	100%
Medical related tenants	16%	6%	0%	17%	10%	2%	6%	43%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	20%	1%	0%	10%	0%	2%	4%	63%	100%
Other tenants	14%	5%	0%	4%	2%	6%	12%	57%	100%
Vacant	12%	3%	14%	2%	1%	7%	7%	54%	100%
Total	9%	5%	31%	5%	3%	4%	5%	38%	100%

Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	100%	53%	79%	58%
Industrial	0%	0%	100%	0%	0%	0%	47%	21%	42%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	34%	1%	19%	23%	0%	7%	22%	20%
Suburban	16%	66%	99%	81%	77%	100%	93%	78%	80%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	52%	0%	8%	35%	31%	1%	12%	10%
Medical related tenants	18%	13%	0%	37%	44%	7%	14%	12%	11%
Land leases	0%	0%	97%	0%	0%	0%	0%	0%	31%
Other investment grade tenants (3)	33%	4%	0%	32%	3%	9%	14%	27%	16%
Other tenants	40%	26%	0%	20%	16%	40%	63%	40%	26%
Vacant	9%	5%	3%	3%	2%	13%	8%	9%	6%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Excludes properties classified in discontinued operations.

(2) Sq. ft. is pursuant to signed leases as of 3/31/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3) Excludes investment grade tenants included above.

We define our major markets as markets which constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
 Supplemental Operating and Financial Data
March 31, 2006

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME)
(dollars in thousands)
	Metro Philadelphia, PA	Metro Washington, DC	Oahu, HI	Metro Boston, MA	Southern California	Metro Atlanta, GA	Metro Austin, TX	Other Markets	Total
Annualized Rental Income (1):
Office	$125,100	$78,007	$—	$60,357	$47,951	$36,240	$27,287	$297,726	$672,668
Industrial	—	—	57,944	—	—	—	15,443	39,177	112,564
Total	$125,100	$78,007	$57,944	$60,357	$47,951	$36,240	$42,730	$336,903	$785,232

CBD	$114,432	$34,980	$1,116	$19,334	$21,191	$—	$4,742	$86,081	$281,876
Suburban	10,668	43,027	56,828	41,023	26,760	36,240	37,988	250,822	503,356
Total	$125,100	$78,007	$57,944	$60,357	$47,951	$36,240	$42,730	$336,903	$785,232

U.S. Government and other government tenants	$234	$40,202	$—	$4,979	$10,335	$14,000	$227	$47,707	$117,684
Medical related tenants	20,871	12,791	—	21,154	31,316	3,146	9,783	48,273	147,334
Land leases	—	—	57,794	—	—	—	—	—	57,794
Other investment grade tenants (2)	47,329	4,095	—	17,041	996	2,973	5,532	104,202	182,168
Other tenants	56,666	20,919	150	17,183	5,304	16,121	27,188	136,721	280,252
Total	$125,100	$78,007	$57,944	$60,357	$47,951	$36,240	$42,730	$336,903	$785,232

Percent by Major Market:
Office	19%	12%	0%	9%	7%	5%	4%	44%	100%
Industrial	0%	0%	51%	0%	0%	0%	14%	35%	100%
Total	16%	10%	7%	8%	6%	5%	5%	43%	100%

CBD	41%	12%	0%	7%	8%	0%	2%	30%	100%
Suburban	2%	9%	11%	8%	5%	7%	8%	50%	100%
Total	16%	10%	7%	8%	6%	5%	5%	43%	100%

U.S. Government and other government tenants	0%	34%	0%	4%	9%	12%	0%	41%	100%
Medical related tenants	14%	9%	0%	14%	21%	2%	7%	33%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	26%	2%	0%	9%	1%	2%	3%	57%	100%
Other tenants	20%	7%	0%	6%	2%	6%	10%	49%	100%
Total	16%	10%	7%	8%	6%	5%	5%	43%	100%

Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	100%	64%	88%	86%
Industrial	0%	0%	100%	0%	0%	0%	36%	12%	14%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	91%	45%	2%	32%	44%	0%	11%	26%	36%
Suburban	9%	55%	98%	68%	56%	100%	89%	74%	64%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	52%	0%	8%	22%	39%	1%	14%	15%
Medical related tenants	17%	16%	0%	35%	65%	9%	23%	14%	19%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	7%
Other investment grade tenants (2)	38%	5%	0%	28%	2%	8%	13%	31%	23%
Other tenants	45%	27%	0%	29%	11%	44%	63%	41%	36%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)             Annualized rental income is rents pursuant to signed leases as of 3/31/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization. Excludes rents from properties classified in discontinued operations.

(2)             Excludes investment grade tenants included above.

We define our major markets as markets which constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

SUMMARY OF PROPERTIES BY MAJOR MARKET

(sq. ft. in thousands)

	As of 3/31/2006			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,447	9.6%	$125,100	15.9%
Metro Washington, DC	20	2,645	4.7%	78,007	9.9%
Oahu, HI	55	17,943	31.6%	57,944	7.4%
Metro Boston, MA	36	2,737	4.8%	60,357	7.7%
Southern California	24	1,444	2.5%	47,951	6.1%
Metro Atlanta, GA	41	2,128	3.7%	36,240	4.6%
Metro Austin, TX	26	2,806	4.9%	42,730	5.4%
Other markets	251	21,685	38.2%	336,903	43.0%
Total	474	56,835	100.0%	$785,232	100.0%

	Percent NOI For the Three Months Ended (2)
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Metro Philadelphia, PA	14.3%	15.5%	16.4%	18.7%	15.6%
Metro Washington, DC	10.6%	11.6%	11.1%	11.2%	11.9%
Oahu, HI	9.7%	10.8%	10.1%	8.3%	8.4%
Metro Boston, MA	8.5%	8.6%	8.8%	8.8%	9.2%
Southern California	7.1%	7.4%	7.6%	6.9%	7.6%
Metro Atlanta, GA	4.7%	4.8%	4.8%	4.9%	5.2%
Metro Austin, TX	4.4%	4.0%	3.8%	4.1%	4.6%
Other markets	40.7%	37.3%	37.4%	37.1%	37.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)             Annualized rental income is rents pursuant to signed leases as of 3/31/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.  Excludes rents from properties classified in discontinued operations.

(2)             NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.  NOI for the three months ended 3/31/2006 excludes properties classified in discontinued operations; prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified to discontinued operations in the current period.

We define our major markets as markets which constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
 Supplemental Operating and Financial Data
 March 31, 2006

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended(1)
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Properties	474	442	434	415	375
Total sq. ft. (2)	56,835	55,035	54,132	52,792	44,151
Percentage leased	93.4%	94.3%	93.9%	94.1%	93.7%

Leasing Activity (sq. ft.):
New leases	606	538	512	573	677
Renewals	1,160	774	404	726	829
Total	1,766	1,312	916	1,299	1,506

% Change in GAAP Rent (3):
New leases	-4%	-2%	-6%	12%	-4%
Renewals	4%	13%	-4%	0%	-16%
Weighted average by sq. ft.	2%	5%	-5%	5%	-11%

Capital Commitments (4):
New leases	$8,966	$9,681	$10,384	$12,658	$14,867
Renewals	9,944	3,738	2,834	2,589	12,377
Total	$18,910	$13,419	$13,218	$15,247	$27,244

Capital Commitments per Sq. Ft. (4):
New leases	$14.80	$17.99	$20.28	$22.09	$21.96
Renewals	$8.57	$4.83	$7.01	$3.57	$14.93
Total	$10.71	$10.23	$14.43	$11.74	$18.09

Weighted Average Lease Term by Sq. Ft. (years):
New leases	6.9	7.3	6.3	7.4	5.5
Renewals	11.7	11.4	5.5	3.1	6.7
Total	10.3	9.4	5.9	4.9	6.2

Capital Commitments per Sq. Ft. per Year:
New leases	$2.14	$2.46	$3.22	$2.99	$3.99
Renewals	$0.73	$0.42	$1.28	$1.15	$2.23
Total	$1.04	$1.09	$2.45	$2.40	$2.92

(1)             Results as of and for the three months ended 3/31/2006 excludes properties classified in discontinued operations; prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified to discontinued operations in the current period.

(2)             Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)             Percent difference in prior rents charged for same space. Rents include expense reimbursements and exclude lease value amortization.

(4)             Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET
(3 MONTHS ENDED 3/31/2006)

(dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed DuringThree Months Ended 3/31/2006 (1)
Property Type/Market	Total Sq. Ft. As of 3/31/2006 (1)	New	Renewals	Total
Office	33,002	333	943	1,276
Industrial	23,833	273	217	490
Total	56,835	606	1,160	1,766

CBD	11,485	112	522	634
Suburban	45,350	494	638	1,132
Total	56,835	606	1,160	1,766

Metro Philadelphia, PA	5,447	40	394	434
Metro Washington, DC	2,645	21	74	95
Oahu, HI	17,943	231	160	391
Metro Boston, MA	2,737	76	317	393
Southern California	1,444	8	15	23
Metro Atlanta, GA	2,128	43	45	88
Metro Austin, TX	2,806	32	14	46
Other markets	21,685	155	141	296
Total	56,835	606	1,160	1,766

	Sq. Ft. Leased
	As of 12/31/2005	12/31/2005 % Leased (2)	Expired	New and Renewals	Acquisitions / (Sales) (3)	As of 3/31/2006 (1)	3/31/2006 % Leased
Office	28,931	92.5%	(1,525)	1,276	1,545	30,227	91.6%
Industrial	22,952	96.6%	(566)	490	—	22,876	96.0%
Total	51,883	94.3%	(2,091)	1,766	1,545	53,103	93.4%

CBD	10,698	92.9%	(734)	634	—	10,598	92.3%
Suburban	41,185	94.6%	(1,357)	1,132	1,545	42,505	93.7%
Total	51,883	94.3%	(2,091)	1,766	1,545	53,103	93.4%

Metro Philadelphia, PA	5,064	93.0%	(513)	434	—	4,985	91.5%
Metro Washington, DC	2,538	95.9%	(109)	95	—	2,524	95.4%
Oahu, HI	17,481	97.8%	(468)	391	—	17,404	97.0%
Metro Boston, MA	2,654	97.0%	(397)	393	—	2,650	96.8%
Southern California	1,414	97.9%	(26)	23	—	1,411	97.7%
Metro Atlanta, GA	1,947	89.1%	(107)	88	(68)	1,860	87.4%
Metro Austin, TX	2,542	90.6%	(39)	46	—	2,549	90.8%
Other markets	18,243	91.7%	(432)	296	1,613	19,720	90.9%
Total	51,883	94.3%	(2,091)	1,766	1,545	53,103	93.4%

(1)             Excludes sq. ft. from properties classified in discontinued operations.

(2)             Based on total sq. ft. as of December 31, 2005; excludes acquisitions and effects of space remeasurements during the period.

(3)             Includes properties classified in discontinued operations during the current period.

We define our major markets as markets which constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

(sq. ft. in thousands)

	Tenant	Sq. Ft. (1)	% of Total Sq. Ft. (1)	% of Rental Income (2)	Expiration
1	U.S. Government	5,017	9.4%	13.9%	2006 to 2020
2	GlaxoSmithKline plc	607	1.1%	1.8%	2013
3	PNC Financial Services Group	460	0.9%	1.4%	2021
4	Comcast Corporation	406	0.8%	1.2%	2006, 2008
5	Tyco International Ltd	660	1.2%	1.2%	2007, 2017
6	Solectron Corporation	765	1.4%	1.2%	2014
7	Towers, Perrin, Forster & Crosby, Inc	388	0.7%	1.2%	2006, 2011
8	Motorola, Inc.	770	1.5%	1.1%	2006, 2008, 2010
9	Manugistics, Inc.	283	0.5%	1.1%	2012
10	Ballard Spahr Andrews & Ingersoll, LLP	231	0.4%	1.1%	2008, 2015
11	Westinghouse Electric Corporation	534	1.0%	1.0%	2010, 2011
	Total	10,121	18.9%	26.2%

(1)             Sq. ft. is pursuant to signed leases as of 3/31/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease. Excludes sq. ft. from properties classified in discontinued operations.

(2)             Rental income is rents pursuant to signed leases as of 3/31/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization. Excludes rents from properties classified in discontinued operations.

HRPT Properties Trust
 Supplemental Operating and Financial Data
 March 31, 2006

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 3/31/2006 (1)	2006	2007	2008	2009 and Thereafter
Office:
Total sq. ft.	33,002
Leased sq. ft. (2)	30,227	2,748	2,872	3,132	21,475
Percent	100.0%	9.1%	9.5%	10.4%	71.0%
Annualized rental income (3)	$672,668	$58,359	$65,709	$70,017	$478,583
Percent	100.0%	8.7%	9.8%	10.4%	71.1%

Industrial:
Total sq. ft.	23,833
Leased sq. ft. (2)	22,876	641	1,094	1,291	19,850
Percent	100.0%	2.8%	4.8%	5.6%	86.8%
Annualized rental income (3)	$112,564	$4,233	$7,929	$9,868	$90,534
Percent	100.0%	3.8%	7.0%	8.8%	80.4%

CBD:
Total sq. ft.	11,485
Leased sq. ft. (2)	10,598	765	904	1,253	7,676
Percent	100.0%	7.2%	8.5%	11.8%	72.5%
Annualized rental income (3)	$281,876	$19,681	$24,786	$30,647	$206,762
Percent	100.0%	7.0%	8.8%	10.9%	73.3%

Suburban:
Total sq. ft.	45,350
Leased sq. ft. (2)	42,505	2,624	3,062	3,170	33,649
Percent	100.0%	6.2%	7.2%	7.5%	79.1%
Annualized rental income (3)	$503,356	$42,911	$48,852	$49,238	$362,355
Percent	100.0%	8.5%	9.7%	9.8%	72.0%

Total:
Total sq. ft.	56,835
Leased sq. ft. (2)	53,103	3,389	3,966	4,423	41,325
Percent	100.0%	6.4%	7.5%	8.3%	77.8%
Annualized rental income (3)	$785,232	$62,592	$73,638	$79,885	$569,117
Percent	100.0%	8.0%	9.4%	10.2%	72.4%

(1)             Excludes sq. ft. and rents from properties classified in discontinued operations.

(2)             Sq. ft. is pursuant to signed leases as of 3/31/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)             Annualized rental income is rents pursuant to signed leases as of 3/31/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 3/31/2006 (1)	2006	2007	2008	2009 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,447
Leased sq. ft. (2)	4,985	247	275	665	3,798
Percent	100.0%	5.0%	5.5%	13.3%	76.2%
Annualized rental income (3)	$125,100	$6,852	$5,296	$15,724	$97,228
Percent	100.0%	5.5%	4.2%	12.6%	77.7%
Metro Washington, DC:
Total sq. ft.	2,645
Leased sq. ft. (2)	2,524	195	222	125	1,982
Percent	100.0%	7.7%	8.8%	5.0%	78.5%
Annualized rental income (3)	$78,007	$5,399	$6,824	$3,769	$62,015
Percent	100.0%	6.9%	8.7%	4.8%	79.6%
Oahu, HI:
Total sq. ft.	17,943
Leased sq. ft. (2)	17,404	125	448	495	16,336
Percent	100.0%	0.7%	2.6%	2.8%	93.9%
Annualized rental income (3)	$57,944	$659	$936	$2,340	$54,009
Percent	100.0%	1.1%	1.6%	4.0%	93.3%
Metro Boston, MA
Total sq. ft.	2,737
Leased sq. ft. (2)	2,650	200	305	182	1,963
Percent	100.0%	7.5%	11.5%	6.9%	74.1%
Annualized rental income (3)	$60,357	$5,153	$8,370	$5,270	$41,564
Percent	100.0%	8.5%	13.9%	8.7%	68.9%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (2)	1,411	165	275	111	860
Percent	100.0%	11.7%	19.5%	7.9%	60.9%
Annualized rental income (3)	$47,951	$4,749	$8,712	$4,775	$29,715
Percent	100.0%	9.9%	18.2%	10.0%	61.9%
Metro Atlanta, GA:
Total sq. ft.	2,128
Leased sq. ft. (2)	1,860	191	192	203	1,274
Percent	100.0%	10.3%	10.3%	10.9%	68.5%
Annualized rental income (3)	$36,240	$4,018	$3,977	$3,864	$24,381
Percent	100.0%	11.1%	11.0%	10.7%	67.2%
Metro Austin, TX:
Total sq. ft.	2,806
Leased sq. ft. (2)	2,549	62	532	157	1,798
Percent	100.0%	2.4%	20.9%	6.2%	70.5%
Annualized rental income (3)	$42,730	$1,247	$8,293	$3,162	$30,028
Percent	100.0%	2.9%	19.4%	7.4%	70.3%
Other markets:
Total sq. ft.	21,685
Leased sq. ft. (2)	19,720	2,204	1,717	2,485	13,314
Percent	100.0%	11.2%	8.7%	12.6%	67.5%
Annualized rental income (3)	$336,903	$34,515	$31,230	$40,981	$230,177
Percent	100.0%	10.2%	9.3%	12.2%	68.3%
Total:
Total sq. ft.	56,835
Leased sq. ft. (2)	53,103	3,389	3,966	4,423	41,325
Percent	100.0%	6.4%	7.5%	8.3%	77.8%
Annualized rental income (3)	$785,232	$62,592	$73,638	$79,885	$569,117
Percent	100.0%	8.0%	9.4%	10.2%	72.4%

(1)             Excludes sq. ft. and rents from properties classified in discontinued operations.

(2)             Sq. ft. is pursuant to signed leases as of 3/31/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)             Annualized rental income is rents pursuant to signed leases as of 3/31/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
Supplemental Operating and Financial Data
March 31, 2006

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Annualized Rental Income Expiring (2)	% of Annualized Rental Income Expiring	Cummulative% of Annualized Rental Income Expiring
2006	3,389	6.4%	$62,592	8.0%	8.0%
2007	3,966	7.5%	73,638	9.4%	17.4%
2008	4,423	8.3%	79,885	10.2%	27.6%
2009	3,648	6.9%	64,086	8.2%	35.8%
2010	4,801	9.0%	84,883	10.8%	46.6%
2011	4,693	8.8%	83,047	10.6%	57.2%
2012	3,221	6.1%	66,189	8.4%	65.6%
2013	1,883	3.5%	34,738	4.4%	70.0%
2014	1,978	3.7%	33,768	4.3%	74.3%
2015	2,480	4.7%	53,118	6.8%	81.1%
2016 and thereafter	18,621	35.1%	149,288	18.9%	100.0%
Total	53,103	100.0%	$785,232	100.0%
Weighted average remaining lease term (in years)	9.7		6.6

(1)             Sq. ft. is pursuant to signed leases as of 3/31/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease. Excludes sq. ft. from properties classified in discontinued operations.

(2)             Annualized rental income is rents pursuant to signed leases as of 3/31/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization. Excludes rents from properties classified in discontinued operations.